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                                                                   EXHIBIT 10.8

                           DEFERRED COMPENSATION PLAN

THE J. JILL GROUP, INC.

PLAN DOCUMENT
--------------------------------------------------------------------------------


                         RESTATED AS OF JANUARY 1, 2003


                               COPYRIGHT (C) 2001
                           BY WESTPORT WORLDWIDE, LLC
                               ALL RIGHTS RESERVED

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                                TABLE OF CONTENTS

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
                                                                            PAGE

ARTICLE 1 DEFINITIONS..........................................................1
    1.1      "Account Balance".................................................1
    1.2      "Annual Base Salary"..............................................1
    1.3      "Annual Company Contribution Amount"..............................1
    1.4      "Annual Company Matching Amount"..................................1
    1.5      "Annual Deferral Amount"..........................................1
    1.6      "Beneficiary".....................................................2
    1.7      "Beneficiary Designation Form"....................................2
    1.8      "Board"...........................................................2
    1.9      "Board Member"....................................................2
    1.10     "Board Member Fees"...............................................2
    1.11     "Change in Control"...............................................2
    1.12     "Claimant"........................................................3
    1.13     "Code"............................................................3
    1.14     "Committee" or "Plan Committee"...................................3
    1.15     "Company".........................................................3
    1.16     "Company Contribution Account"....................................3
    1.17     "Company Matching Account"........................................3
    1.18     "Compensation Committee"..........................................3
    1.19     "Deduction Limitation"............................................3
    1.20     "Deferral Account"................................................4
    1.21     "Disability"......................................................4
    1.22     "Disability Benefit"..............................................4
    1.23     "Effective Date"..................................................4
    1.24     "Election Form"...................................................4
    1.25     "Employee"........................................................4
    1.26     "ERISA"...........................................................4
    1.27     "401(k) Plan".....................................................4
    1.28     "Incentive Payments"..............................................5
    1.29     "Participant".....................................................5
    1.30     "Plan"............................................................5
    1.31     "Plan Agreement"..................................................5
    1.32     "Plan Year".......................................................5
    1.33     "Pre-Retirement Survivor Benefit".................................5
    1.34     "Retirement"......................................................5
    1.35     "Retirement Benefit"..............................................5
    1.36     "Short-Term Payout"...............................................5
    1.37     "Termination Benefit".............................................5
    1.38     "Termination of Employment".......................................6
    1.39     "Trust"...........................................................6
    1.40     "Unforeseeable Financial Emergency"...............................6
    1.41     "Yearly Installment Method".......................................6
    1.42     "Years of Service"................................................6
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ARTICLE 2 SELECTION, ENROLLMENT, ELIGIBILITY...................................6
    2.1      Eligibility.......................................................6
    2.2      Enrollment Requirements...........................................7
    2.3      Commencement of Participation.....................................7
    2.4      Termination of Participation and/or Deferrals.....................7

ARTICLE 3 DEFERRAL COMMITMENTS, COMPANY CONTRIBUTIONS, CREDITING, TAXES........7
    3.1      Minimum Deferral..................................................7
    3.2      Maximum Deferral..................................................8
    3.3      Election to Defer, Effect of Election Form........................8
    3.4      Withholding of Annual Deferral Amounts............................9
    3.5      Annual Company Contribution Amount................................9
    3.6      Annual Company Matching Amount....................................9
    3.7      Investment of Trust Assets.......................................10
    3.8      Vesting..........................................................10
    3.9      Crediting, Debiting of Account Balances..........................10
    3.10     FICA and Other Taxes.............................................12
    3.11     Distributions....................................................12

ARTICLE 4 SHORT-TERM PAYOUT, UNFORESEEABLE FINANCIAL EMERGENCIES,
            WITHDRAWAL ELECTION...............................................13
    4.1      Short-Term Payout................................................13
    4.2      Other Benefits Take Precedence Over Short-Term Payout............13
    4.3      Withdrawal Payout, Suspensions for Unforeseeable Financial
             Emergencies......................................................13
    4.4      Withdrawal Election..............................................14

ARTICLE 5 RETIREMENT BENEFIT..................................................14
    5.1      Retirement Benefit...............................................14
    5.2      Payment of Retirement Benefit....................................14
    5.3      Death Prior to Completion of Retirement Benefit..................14

ARTICLE 6 PRE-RETIREMENT SURVIVOR BENEFIT.....................................15
    6.1      Pre-Retirement Survivor Benefit..................................15
    6.2      Payment of Pre-Retirement Survivor Benefit.......................15

ARTICLE 7 TERMINATION BENEFIT, CHANGE IN CONTROL BENEFIT......................15
    7.1      Termination Benefit..............................................15
    7.2      Payment of Termination Benefit...................................15
    7.3      Change in Control Benefit........................................15

ARTICLE 8 DISABILITY WAIVER AND BENEFIT.......................................16
    8.1      Disability Waiver................................................16
    8.2      Continued Eligibility, Disability Benefit........................16

ARTICLE 9 BENEFICIARY DESIGNATION.............................................16
    9.1      Beneficiary......................................................16
    9.2      Beneficiary Designation, Change..................................16
    9.3      Acknowledgment...................................................17
    9.4      No Beneficiary Designation.......................................17
    9.5      Doubt as to Beneficiary..........................................17
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    9.6      Discharge of Obligations.........................................17

ARTICLE 10 LEAVE OF ABSENCE...................................................18
    10.1     Paid Leave of Absence............................................18
    10.2     Unpaid Leave of Absence..........................................18

ARTICLE 11 TERMINATION, AMENDMENT OR MODIFICATION.............................18
    11.1     Termination......................................................18
    11.2     Amendment........................................................18
    11.3     Plan Agreement...................................................19
    11.4     Effect of Payment................................................19
    11.5     Amendment to Ensure Proper Characterization of the Plan..........19
    11.6     Fail-safe Provision..............................................19

ARTICLE 12 ADMINISTRATION.....................................................20
    12.1     Committee Duties.................................................20
    12.2     Agents...........................................................20
    12.3     Binding Effect of Decisions......................................20
    12.4     Indemnity of Committees..........................................21
    12.5     Company Information..............................................21

ARTICLE 13 OTHER BENEFITS AND AGREEMENTS......................................21
    13.1     Coordination with Other Benefits.................................21

ARTICLE 14 CLAIMS PROCEDURES..................................................21
    14.1     Presentation of Claim............................................21
    14.2     Notification of Decision.........................................21
    14.3     Review of a Denied Claim.........................................22
    14.4     Decision on Review...............................................22
    14.5     Legal Action.....................................................22

ARTICLE 15 TRUST..............................................................23
    15.1     Establishment of the Trust.......................................23
    15.2     Interrelationship of the Plan and the Trust......................23
    15.3     Distributions from the Trust.....................................23

ARTICLE 16 MISCELLANEOUS......................................................23
    16.1     Status of Plan...................................................23
    16.2     Unsecured General Creditor.......................................23
    16.3     Company's Liability..............................................23
    16.4     Nonassignability.................................................23
    16.5     Not a Contract of Employment.....................................24
    16.6     Furnishing Information...........................................24
    16.7     Terms............................................................24
    16.8     Captions.........................................................24
    16.9     Governing Law....................................................24
    16.10    Notice...........................................................24
    16.11    Successors.......................................................25
    16.12    Spouse's Interest................................................25
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    16.13    Validity ........................................................25
    16.14    Incompetent......................................................25
    16.15    Court Order......................................................25
    16.16    Distribution in the Event of Taxation............................25
    16.17    Insurance........................................................26
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                             THE J. JILL GROUP, INC.

                           DEFERRED COMPENSATION PLAN

                    EFFECTIVE, AS RESTATED, JANUARY 1, 2003

                                     PURPOSE

       The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated employees and members of the Board of Directors of The J. Jill Group, Inc. (the "Company"). This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

       For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Company equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance and (iii) the Company Matching Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding incentives, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, non-monetary awards, Board Member Fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Annual Base Salary shall be calculated without regard to any reductions for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Company (and therefore shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3) or 402(h) pursuant to plans established by the Company).

1.3 "Annual Company Contribution Amount" shall mean, for the Plan Year of reference, the amount determined in accordance with Section 3.5.

1.4 "Annual Company Matching Amount" shall mean, for the Plan Year of reference, the amount determined in accordance with Section 3.6.

1.5 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Base Salary, Incentive Payments and/or Board Member Fees that a Participant elects to have, and is, deferred in accordance with Article 3, for the Plan Year of reference. In the event of a

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       Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8    "Board" shall mean the board of directors of the Company.

1.9    "Board Member" shall mean any member of the Board.

1.10 "Board Member Fees" shall mean the fees paid to a Board Member by the Company, including retainer fees, meeting fees, and stipends as compensation for serving on the Board.

1.11 "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

               (i) any Person becomes the Beneficial Owner, directly or indirectly, of securities of J. Jill (not including in the securities beneficially owned by such Person any securities acquired directly from J. Jill or its affiliates) representing 50% or more of the combined voting power of J. Jill's then outstanding securities; or

               (ii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with J. Jill to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by
                      J. Jill's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (a "Continuing Director"), cease for any reason to constitute a majority thereof; or

               (iii) the stockholders of J. Jill approve a merger or consolidation of J. Jill with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of J. Jill outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of J. Jill or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of J. Jill (or similar transaction ) in which no Person

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                      acquires more than 50% of the combined voting power of the
                      Company's then outstanding securities; or

               (iv) the stockholders of J. Jill approve a plan of complete liquidation of J. Jill or an agreement for the sale or disposition by J. Jill of all or substantially all J. Jill's assets.

       The foregoing to the contrary notwithstanding, a Change in Control shall not be deemed to have occurred with respect to the Executive if the Executive is "part of a purchasing group" which consummates the Change in Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 5% of the stock of the purchasing company or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the non-employee Continuing Directors).

1.12   "Claimant" shall have the meaning set forth in Section 14.1.

1.13 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.14   "Committee" or "Plan Committee" shall mean the committee described in
       Section 12.1 or its designee, which committee is responsible generally for performing the day-to-day ministerial functions associated with operating the Plan.

1.15 "Company" shall mean The J. Jill Group, Inc., together with its wholly-owned, consolidated subsidiaries, and any successor to all or substantially all of the Company's assets or business.

1.16 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.17 "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less
       (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

1.18 "Compensation Committee" shall mean the compensation committee of the Board.

1.19 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If the Company determines in good faith that

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       there is a reasonable likelihood that any compensation paid to a
       Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Company to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Company may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited or debited with additional amounts in accordance with Section 3.9 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited or debited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Company in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by Code Section 162(m). Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.20 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.21 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Company's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Compensation Committee. If the Company does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Compensation Committee in its sole discretion.

1.22   "Disability Benefit" shall mean the benefit set forth in Article 8.

1.23 "Effective Date" of the Plan, as restated, shall be January 1, 2003. The effective date of the Plan, as originally adopted, was January 1, 2002.

1.24 "Election Form" shall mean the form or forms established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.25 "Employee" shall mean a person who is an employee of the Company and holds the position of Chief Executive Officer, President, Vice President or Director.

1.26 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.27 "401(k) Plan" shall mean the Company's tax qualified 401(k) retirement plan, as amended from time to time.

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1.28   "Incentive Payments" shall mean any compensation paid to a Participant under any incentive plans, special bonus plans or bonus arrangements of the Company relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year.

1.29 "Participant" shall mean any Board Member and any Employee (i) who elects to participate in the Plan, (ii) who signs a Plan Agreement, an Election Form(s) and a Beneficiary Designation Form, (iii) whose signed Plan Agreement, Election Form(s) and Beneficiary Designation Form are accepted by the Committee, (iv) who commences participation in the Plan, and (v) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan under any circumstance.

1.30 "Plan" shall mean this Deferred Compensation Plan, as evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.31 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, executed by a Participant and the Company that shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Company and the Participant.

1.32 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year during which this Plan is in effect.

1.33   "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
       Article 6.

1.34 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from the Company for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (i) age sixty-five (65) or (ii) age fifty-five (55) with ten (10) Years of Service; and shall mean with respect to a Board Member who is not an Employee, severance of his or her directorship with the Company on or after the attainment of age seventy (70). If a participant is both an Employee and a Board Member, Retirement shall occur when he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee; provided, however, that such a Participant may elect, at least twelve (12) months prior to Retirement and in accordance with the policies and procedures established by the Compensation Committee, to Retire for purposes of this Plan at the time he or she Retires as a Board Member, which Retirement shall be deemed to be a Retirement as a Board Member.

1.35   "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.36   "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.37   "Termination Benefit" shall mean the benefit set forth in Article 7.

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1.38   "Termination of Employment" shall mean the severing of employment with the Company, or service as a Board Member of the Company, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Board Member, a Termination of Employment shall occur upon termination as an Employee; provided, however, that such a Participant may elect, at least twelve (12) months before Termination of Employment and in accordance with either the policies and procedures established by the Compensation Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases his or her directorship.

1.39 "Trust" shall mean the trust established pursuant to this Plan, as amended from time to time.

1.40 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Compensation Committee.

1.41 "Yearly Installment Method" shall be a yearly installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business on the date of reference (or, if the date of reference is not a business day, on the immediately following business day), and shall be paid as soon as practicable thereafter. The date of reference with respect to the first yearly installment payment shall be as provided in Section 5.2 or Section 7.2, as applicable, and the date of reference with respect to subsequent yearly installment payments shall be the last day of the applicable Plan Year. The yearly installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one (1), and the denominator of which is the remaining number of yearly payments due the Participant. By way of example, if the Participant elects a ten (10) year Yearly Installment Method, the first payment shall be one-tenth (1/10) of the Account Balance, calculated as described in this definition. The following year, the payment shall be one-ninth (1/9) of the Account Balance, calculated as described in this definition.

1.42 "Years of Service" shall mean the total number of full years in which a Participant has been employed by the Company. For purposes of this definition, a year of employment shall be a three hundred sixty five
       (365) day period (or three hundred sixty six (366) day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 ELIGIBILITY. Participation in the Plan shall be limited to Board Members and to Employees who the Compensation Committee determines, in its sole discretion, meet the

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       requirement of ERISA that they be members of a select group of management or highly compensated employees of the Company.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each qualifying Employee and each Board Member shall complete, execute and return to the Committee a Plan Agreement, an Election Form(s) and a Beneficiary Designation Form, all within thirty (30) days after he or she is notified of his or her eligibility to participate in the Plan. In addition, the Committee or the Compensation Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 COMMENCEMENT OF PARTICIPATION. Provided a qualifying Employee or a Board Member has met all enrollment requirements set forth in this Plan and required by the Committee or the Compensation Committee, including returning all required documents to the Committee within the specified time period, that Employee or Board Member shall commence participation in the Plan on the first day of the month following the month in which the Employee or Board Member completes all enrollment requirements. If an Employee or Board Member fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee or Board Member shall not be eligible to participate in the Plan until the first day of the following Plan Year, again subject to timely delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Compensation Committee determines in good faith that an Employee no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Compensation Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or
       (iii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
          DEFERRAL COMMITMENTS, COMPANY CONTRIBUTIONS, CREDITING, TAXES

3.1    MINIMUM DEFERRAL.

       (a) ANNUAL BASE SALARY, INCENTIVE PAYMENTS AND BOARD MEMBER FEES. Subject to Section 3.12, for each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary, Incentive Payments and/or Board Member Fees, in the minimum amount of two thousand dollars ($2,000) in the aggregate.

               Notwithstanding the foregoing, the Compensation Committee may, in its sole discretion, establish for any Plan Year a different minimum amount (including establishing different minimum amounts for Annual Base Salary, Incentive Payments and Board Member
               Fees). If an election is made for less than the

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               stated minimum amount(s), or if no election is made, the amount deferred shall be zero (0).

       (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is twelve (12).

3.2    MAXIMUM DEFERRAL.

       (a) ANNUAL BASE SALARY, INCENTIVE PAYMENTS AND BOARD MEMBER FEES. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary, Incentive Payments and/or Board Member Fees, up to the following maximum percentages for each deferral elected:

                  Deferral                Maximum Amount
                  ---------------------   ---------------------
                  Annual Base Salary       75%

                  Incentive Payments      100%

                  Board Member Fees       100%

       (b) PROVISOS. Notwithstanding the foregoing, (i) the Compensation Committee may, in its sole discretion, establish for any Plan Year maximum percentages which differ from those set forth above, and (ii) if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount with respect to Annual Base Salary, Incentive Payments and/or Board Member Fees shall be limited to the amount of such compensation not yet earned by, or not yet paid to, the Participant as of the date the Participant submits a Plan Agreement and Election Form(s) to the Committee for acceptance.

3.3    ELECTION TO DEFER, EFFECT OF ELECTION FORM.

       (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make a deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form(s) must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

       (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, a deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form(s). If no such Election Form(s) is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero (0) for that Plan Year.

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       (c)     CHANGE IN ELECTION. A deferral election shall not be subject to change; provided, however, that a Participant may revoke completely a deferral election for Annual Base Salary, Incentive Payments or Board Member Fees not yet payable at the time of the Participant's revocation election (which revocation will itself be irrevocable for the remainder of the Plan Year).

3.4 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Annual Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Annual Base Salary. The Incentive Payments and Board Member Fees portion of the Annual Deferral Amount, if any, shall be withheld at the time the Incentive Payments and Board Member Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5 ANNUAL COMPANY CONTRIBUTION AMOUNT. For each Plan Year, the Compensation Committee, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero (0), even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as determined by the Compensation Committee. Unless otherwise specified by the Compensation Committee, if a Participant to whom an Annual Company Contribution Amount is credited is not employed by the Company or has discontinued service as a Board Member as of the last day of a Plan Year other than by reason of his or her Retirement, death or Disability, the Annual Company Contribution Amount for that Plan Year shall be zero (0).

3.6 ANNUAL COMPANY MATCHING AMOUNT. Solely with respect to a Participant who is an Employee, the Participant's Annual Company Matching Amount, if any, for the Plan Year of reference shall be equal to (i) the amount of the Company's matching contribution that would be made to the 401(k) Plan on the Participant's behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year if the 401(k) Plan were permitted to include in its definition of "compensation" for Company matching contribution purposes the Participant's Annual Deferral Amount, plus (ii) an amount equal to the difference between (x) the amount of the Company's matching contribution that would be made to the 401(k) Plan on the Participant's behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year if the Participant's Annual Deferral Amount were aggregated with the Participant's 401(k) pre-tax deferrals up to the Code section 402(g) limit and without regard to the nondiscrimination tests applicable to the 401(k) Plan under Code sections 401(k)(3) and 401(m)(3), minus (y) the sum of the amount of the Company's matching contributions that actually are made to the 401(k) Plan on the Participant's behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year and the amount of the match determined under subparagraph (i) hereof. A Participant who is not eligible for the plan year of the 401(k) Plan (or for any portion thereof) to receive an allocation of Company matching contributions under the 401(k) Plan shall not be eligible for the allocation of an Annual Company Matching Amount hereunder.

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3.7    INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Compensation Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust agreement, including the reinvestment of the proceeds in one or more investment vehicles designated by the Compensation Committee.

3.8    VESTING.


       (a) A Participant shall at all times be one hundred percent (100%) vested in his or her Deferral Account.

       (b) A Participant shall become vested in his or her Company Contribution Account pursuant to a vesting schedule, if any, approved and documented by the Compensation Committee at the time the Annual Company Contribution Amount is credited to the Participant's Company Contribution Account for that Plan Year.

       (c) A Participant shall become vested in his or her Company Matching Account as and to the extent that the Participant becomes vested in Company matching contributions under the 401(k) Plan.

       (d)     Notwithstanding anything to the contrary contained in this
               Section 3.8, in the event of a Change in Control, Retirement, Disability or death while in service, a Participant's Company Contribution Account and Company Matching Account shall immediately become one hundred percent (100%) vested (if it is not already vested in accordance with a vesting schedule).

3.9 CREDITING, DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

       (a) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form(s), one or more Measurement Fund(s) (as described in Section 3.9(c) below) to be used to determine the additional amounts to be credited or debited to his or her Account Balance for the first business day of the Plan Year, continuing thereafter unless changed in accordance with the next sentence. Commencing with the first business day of the Plan Year, and continuing thereafter for the remainder of the Plan Year (unless the Participant ceases during the Plan Year to participate in the Plan), the Participant may (but is not required to) elect daily, by submitting an Election Form(s) to the Committee that is accepted by the Committee (which submission may take the form of an electronic transmission, if required or permitted by the Committee), to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next business day and continue thereafter for the remainder of the Plan Year (unless the Participant ceases during the Plan Year to participate in the Plan), unless changed in accordance with the previous sentence.

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       (b)     PROPORTIONATE ALLOCATION. In making any election described in
               Section 3.9(a) above, the Participant shall specify on the Election Form(s), in whole percentage points, the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

       (c) MEASUREMENT FUNDS. The Participant may elect one or more of the Measurement Funds set forth on SCHEDULE A (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. The Compensation Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change. If the Committee receives an initial or revised Measurement Funds election which it deems to be incomplete, unclear or improper, the Participant's Measurement Funds election then in effect shall remain in effect (or, in the case of a deficiency in an initial Measurement Funds election, the Participant shall be deemed to have filed no deemed investment direction). If the Committee possesses (or is deemed to possess as provided in the previous sentence) at any time directions as to Measurement Funds of less than all of the Participant's Account Balance, the Participant shall be deemed to have directed that the undesignated portion of the Account Balance be deemed to be invested in a money market, fixed income or similar Measurement Fund made available under the Plan as determined by the Committee in its discretion. Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Committee, the Compensation Committee and the Company, and their agents and representatives, from any losses or damages of any kind relating to (i) the Measurement Funds made available hereunder and (ii) any discrepancy between the credits and debits to the Participant's Account Balance based on the performance of the Measurement Funds and what the credits and debits otherwise might be in the case of an actual investment in the Measurement Funds.

       (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Compensation Committee, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, or as otherwise determined by the Compensation Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages elected by the Participant as of such date, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred was invested in the Measurement Fund(s) selected by the Participant, in the percentages elected by the Participant, no later than the close of business on the third
               (3rd) business day after the day on which such amounts are actually deferred from the Participant's Annual Base Salary, Incentive Payments and/or Board Member Fees through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement

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               Fund(s), in the percentages applicable to such date, no earlier than three (3) business days prior to the distribution, at the closing price on such date.

       (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured general creditor of the Company.

       (f) BENEFICIARY ELECTIONS. Each reference in this Section 3.9 to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

3.10   FICA AND OTHER TAXES.

       (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Company shall withhold from that portion of the Participant's Annual Base Salary and/or Incentive Payments that are not being deferred, in a manner determined by the Company, the Participant's share of FICA and other employment taxes on the Participant's Annual Deferral Amount, Annual Company Matching Amount and Annual Company Contribution Amount. If necessary, the Committee may reduce the Annual Deferral Amount, Annual Company Matching Amount and Annual Company Contribution Amount in order to comply with this Section 3.10.

       (b) ANNUAL COMPANY MATCHING AMOUNTS OR ANNUAL COMPANY CONTRIBUTION AMOUNTS. When a Participant becomes vested in a portion of his or her Company Matching Account or Company Contribution Account, the Company shall have the discretion to withhold from the Participant's Annual Base Salary and/or Incentive Payments that are not deferred, in a manner determined by the Company, the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account or Company Contribution Account in order to comply with this Section 3.10.

3.11 DISTRIBUTIONS. The Company, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all Federal, state and local income, employment and other taxes required to be withheld by the Company, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Company and the trustee of the Trust.

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                                    ARTICLE 4
             SHORT-TERM PAYOUT, UNFORESEEABLE FINANCIAL EMERGENCIES,
                               WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with each Annual Deferral Amount and Annual Company Matching Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to the vested portion of each such amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount and the vested Annual Company Matching Amount, plus amounts credited or debited thereto in the manner provided in Section 3.9 above on those amounts, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a period beginning one (1) day and ending sixty
       (60) days after the last day of any Plan Year designated by the Participant that is at least two (2) Plan Years after the Plan Year in which the Annual Deferral Amount and vested Annual Company Matching Amount have been contributed to the Plan. By way of example, if a two (2) year Short-Term Payout is elected for vested amounts that have been contributed in the Plan Year commencing January 1, 2002, the two (2) year Short-Term Payout would become payable during a sixty (60) day period commencing January 1, 2005. Notwithstanding the preceding sentences or any other provision of this Plan that may be construed to the contrary, a Participant who is an active Employee or active Board Member may, with respect to each Short-Term Payout, on a form determined by the Committee, make one additional deferral election (a "Subsequent Election") to defer payment of such Short-Term Payout to a Plan Year subsequent to the Plan Year originally elected; provided, however, any such Subsequent Election will be null and void unless accepted by the Committee no later than one
       (1) year prior to the first day of the Plan Year in which, but for the Subsequent Election, such Short-Term Payout would be paid, and such Subsequent Election is at least two (2) Plan Years from the Plan Year in which the Short-Term Payout, but for the Subsequent Election, would be paid.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM PAYOUT. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount or vested Annual Company Matching Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section
       4.1 but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL PAYOUT, SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Compensation Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's vested Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Compensation Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within sixty (60) days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

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4.4    WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her vested Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to ten percent (10%) of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or his or her Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her vested Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount as soon as practicable after his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for the remainder of the Plan Year in which the withdrawal election is made and for the Plan Year that follows. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation. Any Participant who elects a withdrawal under this Section 4.4 shall be subject to the bankruptcy regulations regarding preference payments.

                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to a Yearly Installment Method of five (5), ten (10) or fifteen (15) years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least one
       (1) year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, as soon as practicable after the date of the Participant's Retirement. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (i) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (ii) in a lump sum, if requested by the Participant's Beneficiary and allowed in the sole discretion of the Compensation Committee, that is equal to the Participant's unpaid remaining

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       Account Balance. Any payment made hereunder shall not be subject to the
       Deduction Limitation.

                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. The Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. The Pre-Retirement Survivor Benefit shall be paid in a lump sum as soon as practicable following the date of death. Notwithstanding the foregoing, if the Participant's Account Balance at the time of his or her death is twenty-five thousand dollars ($25,000) or greater, the Compensation Committee may, in its sole discretion, cause the Pre-Retirement Survivor Benefit to be paid pursuant to a Yearly Installment Method of not more than five (5) years to commence as soon as practicable following the date of death. Any payment made hereunder shall not be subject to the Deduction Limitation.

                                    ARTICLE 7
                 TERMINATION BENEFIT, CHANGE IN CONTROL BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. If the Participant's vested Account Balance at the time of his or her Termination of Employment is less than fifty thousand dollars ($50,000), payment of his or her Termination Benefit shall be paid in a lump sum. If the Participant's vested Account Balance at such time is equal to or greater than that amount, the Compensation Committee may, in its sole discretion, cause payment of the Participant's Termination Benefit to be made pursuant to a Yearly Installment Method of not more than five (5) years. The lump sum payment shall be made, or installment payments shall commence, as soon as practicable following the date of Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

7.3 CHANGE IN CONTROL BENEFIT. Notwithstanding anything herein to the contrary, upon a Change in Control of the Company, each Participant shall become entitled to receive his or her entire Account Balance in a single lump sum payment on the sixtieth (60th) day following the Change in Control (or as soon thereafter as is administratively feasible). Notwithstanding the preceding, the Participant may irrevocably elect, prior to the end of such sixty (60) day period, to waive his or her right to receive such Change in Control distribution. If such waiver election is timely made, the Participant shall receive his or her entire Account Balance as previously elected by the Participant.

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                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT

8.1    DISABILITY WAIVER.

       (a) WAIVER OF DEFERRAL. Upon application, a Participant who is determined by the Compensation Committee to be suffering from a Disability may suspend for the period of the Disability that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Annual Base Salary, Incentive Payments and/or Board Member Fees for the Plan Year during which the Participant first suffers a Disability.

       (b) RETURN TO WORK. If a Participant returns to employment or service as a Board Member with the Company after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2 CONTINUED ELIGIBILITY, DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed by, or in the service as a Board Member of, the Company, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Compensation Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Compensation Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with
       Article 5. This Disability Benefit shall be paid in a lump sum as soon as practicable following the Compensation Committee's exercise of such right. Any payment made hereunder shall not be subject to the Deduction Limitation.

                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Company in which the Participant participates.

9.2 BENEFICIARY DESIGNATION, CHANGE. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a

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       Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse, or, if the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a person believed in good faith by the Committee to be a valid Beneficiary shall fully and completely discharge the Company and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits. Neither the Committee nor the Company shall be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Committee notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Committee within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Committee, the Committee may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Committee determines. If the location of none of the foregoing persons can be determined, the Committee shall have the right to direct that the amount payable shall be deemed to be a forfeiture and paid to the Company, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Company if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, neither the Committee nor the Company shall be liable to any person for any payment made in accordance with such law.

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                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Company for any reason to take a paid leave of absence from the service of the Company, the Participant shall continue to be considered in the service of the Company and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.4.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Company for any reason to take an unpaid leave of absence from the service of the Company, the Participant shall continue to be considered in the service of the Company and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment or directorship status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees or Board Members, by action of the Board. Upon a complete or partial termination of the Plan, the Plan Agreements of the affected Participants shall terminate and their vested Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants in accordance with their distribution elections in effect at the time of the Plan termination; provided that, if the Participant requests and the Compensation Committee, in its sole discretion, permits, payment may be made as soon as practicable following Plan termination in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination.

11.2 AMENDMENT. The Company may, at any time, amend or modify the Plan in whole or in part by the action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification;

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       provided, however, that the Company shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or pursuant to a Yearly Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Company may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

11.5 AMENDMENT TO ENSURE PROPER CHARACTERIZATION OF THE PLAN. Notwithstanding the previous Sections of this Article 11, the Plan may be amended at any time, retroactively if required, if found necessary, in the opinion of the Company, in order to ensure that the Plan is characterized as a non-tax-qualified "top hat" plan of deferred compensation maintained for a select group of management or highly compensated employees, as described under ERISA Sections 201(2), 301(a)(3) and 401(a)(1), to ensure that amounts under the Plan are not considered to be taxed to a Participant under the Federal income tax laws prior to the Participant's receipt of the amounts or to conform the Plan and the Trust to the provisions and requirements of any applicable law (including ERISA and the Code).

11.6   FAIL-SAFE PROVISION

               (a) OPERATION. This Section 11.6 shall become operative upon the enactment of any change in applicable statutory law or the promulgation by the Internal Revenue Service of a final regulation or other pronouncement having the force of law, which statutory law, as changed, or final regulation or pronouncement, as promulgated, would cause any Participant to include in his or her federal gross income amounts accrued by the Participant under the Plan on a date (an "Early Taxation Event") prior to the date on which such amounts are made available to him or her hereunder.

               (b) AFFECTED RIGHT OR FEATURE NULLIFIED. Notwithstanding any other Section of this Plan to the contrary (but subject to subsection (c) below), as of an Early Taxation Event, any right or feature of this Plan that would cause the Early Taxation Event shall be null and void, to the extent, and only to the extent, required to prevent the Participant from being required to include in his or her federal gross income amounts accrued by the Participant under the Plan prior to the date on which such amounts are made available to him or her hereunder. By way of example, but not by way of limiting the generality of the foregoing, if a statute is enacted that

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                      would require a Participant to include in his or her
                      federal gross income amounts accrued by the Participant under the Plan prior to the date on which such amounts are made available to him or her because of the Participant's right to receive a distribution of a portion of his or her Account under Section 4.4, the right of all Participants to receive distributions under Section 4.4 shall be null and void as of the effective date of that statute. If only a portion of a Participant's Account is impacted by the change in the law, then only such portion shall be subject to this Section, with the remainder of the Account not so affected being subject to such rights and features as if the law were not changed. If the law only impacts Participants who have a certain status with respect to the Company, then only such Participants shall be subject to this Section.

               (c) TAX DISTRIBUTION. If an Early Taxation Event is earlier than the date on which the statute, regulation or pronouncement giving rise to the Early Taxation Event is enacted or promulgated, as applicable (i.e., if the change in the law is retroactive), there shall be distributed to each Participant, as soon as practicable following such date of enactment or promulgation, the amounts that became taxable on the Early Taxation Event.

                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. This Plan shall be administered by the Company's Plan Committee, which, unless and until reconstituted by the Board, shall be comprised of the Company's (i) President of Corporate Services, Chief Financial Officer and Treasurer, (ii) Vice President, Finance and Corporate Controller and (iii) Benefits Administrator. Members of the Committee may be Participants under this Plan. The Plan Committee shall have the responsibility for the administration of the Plan, except to the extent that any Plan administrative functions have been assigned hereunder to the Compensation Committee. In carrying out its duties, the Plan Committee shall have the discretion and authority to (i) interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Plan Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 AGENTS. In the administration of this Plan, both the Plan Committee and the Compensation Committee may, from time to time, employ agents and delegate to them such administrative duties as they see fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

12.3 BINDING EFFECT OF DECISIONS. The decision or action of both the Plan Committee and the Compensation Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

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12.4   INDEMNITY OF COMMITTEES. The Company shall indemnify and hold harmless the members of both the Plan Committee and the Compensation Committee, and any Employee to whom the duties of the Plan Committee or the Compensation Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Plan Committee or the Compensation Committee or any of its members or any such Employee. This indemnification shall be in addition to, and not in limitation of, any other indemnification protections of the Plan Committee or the Compensation Committee.

12.5 COMPANY INFORMATION. To enable the Plan Committee and the Compensation Committee to perform their functions, the Company shall supply full and timely information to them on all matters relating to the compensation of the Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Plan Committee or the Compensation Committee may reasonably require.

                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for Employees or Board Members of the Company. The Plan shall supplement and shall not supersede, modify or amend any other plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within one hundred and eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee or the Compensation Committee (if a claim relates to a function of the Compensation Committee) shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

       (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

       (b) that the Committee or the Compensation Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

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               (i)    the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv)   an explanation of the claim review procedure set forth in
                      Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than thirty (30) days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

       (a)     may review pertinent documents;

       (b)     may submit written comments or other documents; and/or

       (c) may request a hearing, which the Committee or the Compensation Committee (if a claim relates to a function of the Compensation Committee), in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee or Compensation Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's or Compensation Committee's decision must be rendered within one hundred and twenty (120) days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

       (a)     specific reasons for the decision;

       (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

       (c) such other matters as the Committee or Compensation Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

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                                   ARTICLE 15
                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company has established the Trust, and the Company intends, but is not required, to transfer over to the Trust at least annually such assets as the Company determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Contribution Amounts and Annual Company Matching Amounts for the Participants.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. The Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Company's obligations under this Plan.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under this Plan, any and all of the Company's assets shall be, and remain, the general, unpledged unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 COMPANY'S LIABILITY. The Company's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Company and a Participant. The Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration

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       for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company either as an Employee or Board Member, or to interfere with the right of the Company to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee or Compensation Committee by furnishing any and all information requested by the Committee or Compensation Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee or Compensation Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of Delaware without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee or the Compensation Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

     President of Corporate Services, Chief Financial Officer and Treasurer
                             The J. Jill Group, Inc.
                             4 Batterymarch Park
                             Quincy, Massachusetts 02169

       Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

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       Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16  DISTRIBUTION IN THE EVENT OF TAXATION.

       (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, the Participant may petition the Compensation Committee, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), the Company shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within ninety (90) days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

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       (b)     TRUST. If the Trust terminates in accordance with the provisions of the Trust and benefits are distributed from the Trust to a Participant in accordance with such provisions, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 INSURANCE. The Company, on its own behalf or on behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Company or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Company shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company has applied for insurance.

IN WITNESS WHEREOF, the Company has signed this Plan document, as amended and restated, as of January 1, 2003.

                                          The J. Jill Group, Inc.

                                          By:  /s/ Olga L. Conley
                                              --------------------------------

                                          Title: Chief Financial Officer
                                                ------------------------------

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